United States
                  Securities and Exchange Commission
                       Washington, D.C. 20549



                              FORM 8-K





                           Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




          September 30, 1997                      0-28752
        Date of Report (Date of            Commission File Number
        earliest event reported)




                      Kapson Senior Quarters Corp.
          (Exact name of registrant as specified in its charter)





              Delaware                       11-3323503
     (State or other jurisdiction of      (I.R.S. Employer
     incorporation or organization)     Identification Number)



                  125 Froehlich Farm Boulevard
                    Woodbury, New York 11797

       (Address of Principal Executive Offices) (Zip Code)





                         (516) 921-8900

      (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.

          On September 30, 1997, Kapson Senior Quarters Corp.'s (the "Company") wholly owned subsidiary, Kapson Lynbrook Corp., acquired the assisted living facility (the "Facility") known as Senior Quarters at Lynbrook, located at 100 Peninsula Boulevard,
Lynbrook, New York, from Pensun Associates.   The Company's
subsidiary, Senior Quarters Management Corp., had been the manager of the Facility pursuant to a management agreement with Pensun Associates. The purchase price was $25.8 million, comprised of $15.3 million in cash and assumption of a $10.5 million mortgage note on the Facility held by Fleet Bank, N.A. The mortgage note, payment of which has been guaranteed by the Company, bears interest at a fixed rate of 8.12% and matures in September 2002. The Facility, which contains 126 units and has a capacity for 200 residents, had an occupancy level of 87% on the date of acquisition. The contract of sale with respect to the Facility is filed herewith as Exhibit 1 and is incorporated herein by reference.

          The Facility is a single-purpose assisted care facility which commenced operations in January 1997. Prior thereto, commencing in 1994, the Facility was involved in construction and development, including purchasing in 1994 the land on which the Facility is located, obtaining the necessary zoning approvals in 1994 and 1995, obtaining construction financing during the latter half of 1995 and constructing the Facility during 1996. For financial reporting purposes, all of the costs in connection with these construction and development activities were capitalized. The Facility does not have a predecessor.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) The unaudited financial statements of the Facility for the nine months ended September 30, 1997 are filed herewith as
Exhibit 2.

(b) Unaudited pro forma consolidated financial statements of the Company (balance sheet as of December 31, 1996 and statement of operations for the nine months ended September 30, 1997) are filed herewith as Exhibit 3.

(c)  Exhibits

     1. Contract of sale, dated as of August 27, 1997, between Kapson Lynbrook Corp. and Pensun Associates, as amended
          September 29, 1997.

     2. Unaudited financial statements of the Facility for the nine months ended September 30, 1997.

     3. Unaudited pro forma consolidated financial statements of the Company
          -Balance sheet as of December 31, 1996
          -Statement of operations for the nine months ended
          September 30, 1997















































                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 30, 1998          KAPSON SENIOR QUARTERS CORP.



                              By:/s/ Glenn Kaplan

                                 Glenn Kaplan
                                 Chairman of the Board and
                                 Chief Executive Officer



                              EXHIBIT INDEX


Exhibit                      Description
1 Contract of sale, dated as of August 27, 1997, between Kapson Lynbrook Corp. and Pensun Associates, as amended
         September 29, 1997

2 Unaudited financial statements of the Facility for the nine months ended September 30, 1997

3 Unaudited pro forma consolidated financial statements of the Company
              -Balance sheet as of December 31, 1996
              -Statement of operations for the nine months ended
              September 30, 1997